SECURITY AGREEMENT
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               THIS SECURITY AGREEMENT (this "Agreement") dated as of
          February 27, 1998 by and  among:

          LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation
          ("Holdings");

          DEFLECTA-SHIELD CORPORATION, a Delaware corporation ("Deflecta"), LUND INDUSTRIES, INCORPORATED, a Minnesota corporation ("LII"), BELMOR AUTOTRON CORP., a Delaware corporation ("Autotron"),
          DFM CORP., an Iowa corporation ("DFM"),
          (each a "Borrower" and, collectively, "Borrowers");

          LUND ACQUISITION CORP., a Minnesota corporation ("LAC"),
          BAC ACQUISITION CO., a Delaware corporation ("BAC"),
          TRAILMASTER PRODUCTS, INC., a Delaware corporation
          ("Trailmaster"),
          DELTA III, INC., a Delaware corporation ("Delta"),
          (each an "Active Subsidiary" and, collectively, "Active
          Subsidiaries"),
          (each of Holdings, Borrowers and Active Subsidiaries referred to herein individually as a "Grantor" and collectively, "Grantors"); and

          HELLER FINANCIAL, INC., a Delaware corporation, as agent ("Agent") for the benefit of all Lenders.

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

               WHEREAS, each of the Grantors, Agent and Lenders are parties to a Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement");

               WHEREAS, each Grantor executed a Guaranty dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") pursuant to which each Grantor has guaranteed to Agent, for the benefit of Lenders, the full payment and performance by Borrowers of all of Borrowers' indebtedness, liabilities and obligations under the Credit Agreement, each of the Notes and the other Loan Documents;

               WHEREAS, Grantors are part of the same affiliated enterprise and as such, will derive direct and indirect economic benefits from the making of loans and issuances of letters of credit and risk participation agreements under the Credit Agreement; and

               WHEREAS, it is a condition precedent to the making of loans and issuances of Lenders Letters of Credit and Risk Participation Agreements under the Credit Agreement that Grantors shall have granted the security interests contemplated by this Agreement;

               NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make loans and issue Lenders Letters of Credit and Risk Participation Agreements under the Credit Agreement, Grantors hereby agree with Agent for its benefit and the benefit of Lenders as follows:

          SECTION 1.     DEFINITIONS
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               1.1  Certain Defined Terms.  Terms defined in the Credit
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          Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement. The following terms, as used herein, have the meanings set forth below:

               "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by any Grantor including, without limitation all of the following now owned or hereafter created or acquired by any Grantor: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Grantor arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) such Grantor's rights in, to and under all purchase orders for goods, services or other property,
          (c) such Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due to or to become due to such Grantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance on the part of such Grantor); (e) uncertificated securities; and (f) Proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

               "Assigned Agreements" means all agreements of the type identified on Schedule I hereto, as each may be amended, restated, supplemented or otherwise modified and in effect from time to time.

               "Blocked Account" has the meaning assigned to that term in
          Section 7.

               "Blocked Account Agreement" has the meaning assigned to that term in Section 7.

               "Collateral" has the meaning assigned to that term in
          Section 2.

               "Collecting Banks" has the meaning assigned to that term in
          Section 7.

               "Copyright License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Copyright including, without limitation, the agreements described in Schedule 2 to the Intellectual Property Assignment.

               "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by any Grantor including, without limitation, those listed on Schedule 2 to the Intellectual Property Assignment; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and
          (f) all goodwill associated with and symbolized by any of the foregoing.

               "Depository Account" has the meaning assigned to the term "Agent's Account" in the Credit Agreement.

               "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by any Grantor.

               "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Grantor including, without limitation, all furniture, furnishings, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

               "Fixtures" means all of each Grantor's "fixtures" (as defined in the UCC) and, to the extent not otherwise included, all of the following now owned or hereafter acquired by any
          Grantor: plant fixtures; trade fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

               "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Grantor including, without limitation, all right, title and interest of any Grantor in and to: (a) the Assigned Agreements and all other agreements, leases, licenses and contracts to which such Grantor is or may become a party; (b) all obligations or indebtedness owing to such Grantor (other than Accounts) or other rights to receive payments of monies from whatever source arising; (c) all tax refunds; (d) Intellectual Property; and (e) all trade secrets and other confidential information relating to the business of such Grantor including by way of illustration and not limitation: systems and techniques for the analysis, diagnosis and correction of malfunctions of products used by such Grantor's customers; the names and addresses of, and credit and other business information concerning, such Grantor's past, present or future customers; the prices which such Grantor obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by such Grantor; information concerning supplies of such Grantor; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced to writing, with respect to the conduct by such Grantor of its business not generally known by the public.

               "Guaranty" has the meaning assigned to that term in the preamble of this Agreement.

               "Guaranty Obligations" has the meaning assigned to the term "Obligations" in the Guaranty.

               "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Grantor.

               "Intellectual Property" shall mean collectively all of the following: Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

               "Intellectual Property Assignment" means the Assignment for Security of Patents, Trademarks and Copyrights dated the date hereof executed and delivered by Grantors to Agent, in form and substance satisfactory to Agent, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

               "Intercompany Indebtedness" means, with respect to each Grantor, all assets and liabilities howsoever arising which are due to such Grantor from, or which are due from Holdings or any Borrower or other Grantor to, or which otherwise arise from any transactions by such Grantor with, Holdings, any Borrower or any other Grantor, or any Affiliate of any such Person.

               "Inventory" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by any Grantor, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by any Grantor.

               "Investment Property" means "investment property" (as defined in the UCC) now owned or hereafter acquired by any Grantor including, without limitation, (a) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all security entitlements of any Grantor including, without limitation, the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts held by any Grantor; (d) all commodity contracts held by any Grantor; and (e) all commodity accounts held by any Grantor.

               "Patent License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described in Schedule 1 to the Intellectual Property Assignment.

               "Patents" means collectively all of the following: (a) all patents, patent applications and patent licenses now owned or hereafter created or acquired by any Grantor including, without limitation, those listed on Schedule 1 to the Intellectual Property Assignment and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now and hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing;
          (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

               "Proceeds" means "proceeds" (as defined in the UCC) including, without limitation, all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

               "Secured Obligations" has the meaning assigned to that term in Section 3.

               "Security Interests" means the security interests granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

               "Trademark License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Trademark, including, without limitation, the agreements described in Schedule 3 to the Intellectual Property Assignment.

               "Trademarks" means collectively all of the following now owned or hereafter created or acquired by any Grantor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications and licenses in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
          Schedule 3 to the Intellectual Property Assignment; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

               "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute; provided, that if
                                           --------
          by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

               1.2  Other Definition Provisions.  References to "Sections",
                    ---------------------------
          "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender, references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

          SECTION 2.     GRANT OF SECURITY INTERESTS
                         ---------------------------

               In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, each Grantor hereby grants to Agent for the benefit of Lenders a continuing security interest in and to all right, title and interest of such Grantor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral".):

                    (A)  Accounts;

                    (B)  Inventory;

                    (C)  General Intangibles;

                    (D)  Documents;

                    (E)  Instruments;

                    (F)  Equipment;

                    (G)  Fixtures;

                    (H)  Intellectual Property;

                    (I)  Intercompany Indebtedness;

                    (J)  Investment Property;

                    (K) All deposit accounts of such Grantor maintained with any bank or financial institution, all cash deposited therein from time to time;

                    (L) Any and all other property of any kind which any Grantor may hereafter at any time deliver to Agent or any Lender to secure the obligations of such Grantor owed to Agent or any Lender and all proceeds of any such property;

                    (M) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (A) -
                         (L) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

                    (N) Proceeds of all or any of the property described in subparts (A) - (M) above and of any insurance policies covering any such property.

          Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, each Grantor shall have the exclusive, non-transferable right and license to use the Intellectual Property and the exclusive right to grant to other Persons licenses and sublicenses with respect to any of the Intellectual Property.

          SECTION 3.     SECURITY FOR OBLIGATIONS.
                         ------------------------

               This Agreement secures the payment and performance of all obligations of each Grantor now or hereafter existing under this Agreement, the Credit Agreement, the Notes, the Guaranty and the other Loan Documents, including, without limitation, all Obligations (as defined in the Credit Agreement) and the Guaranty Obligations, and all obligations of each Grantor now or hereafter existing under this Agreement and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Grantors, individually and together, being collectively called the "Secured Obligations").

          SECTION 4.     EACH GRANTOR REMAINS LIABLE
                         ---------------------------

               Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) neither Agent nor Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or Lenders be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 5.     REPRESENTATIONS AND WARRANTIES
                         ------------------------------

               Grantors jointly and severally represent and warrant as follows:

               5.1  Binding Obligation.  This Agreement is the legally
                    ------------------
          valid and binding obligation of each Grantor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

               5.2  Location of Equipment and Inventory.  All of the
                    -----------------------------------
          Equipment and Inventory is located at the places specified on
          Schedule 2.8 annexed to the Credit Agreement.

               5.3  Ownership of Collateral; Bailees; Leased Premises.
                    -------------------------------------------------
          Except for matters disclosed on Schedule II hereto, other Permitted Encumbrances and the Security Interests, each Grantor owns the Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Agent and as disclosed on Schedule II hereto. Except as disclosed on Schedule II hereto, none of the Collateral is in the possession of any bailee, warehouseman, agent or processor.

               5.4  Office Locations; FEIN; Fictitious Names.  The chief
                    ----------------------------------------
          place of business, the chief executive office and the office where each Grantor keeps its books and records are located at the places specified on Schedule 5.11 annexed to the Credit Agreement. Each Grantor's federal employee identification number is specified in Schedule 5.11 annexed to the Credit Agreement.
          No Grantor does business or conducts business nor has any Grantor done business or conducted business during the five (5) years prior to the Closing Date under any trade-name or fictitious business name except as disclosed on Schedule 5.10 annexed to the Credit Agreement.

               5.5  Filing Requirements; Perfection.  None of the
                    -------------------------------
          Collateral is of a type in which security interests or liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except for Collateral described in the schedules to the Intellectual Property Assignment. This Agreement, together with such filings, recordings, registering creates a valid, perfected and, except for matters disclosed on Schedule II hereto and Permitted Encumbrances, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken, other than the filing of the Intellectual Property Assignment with the United States Copyright Office and with the United States Patent and Trademark Office.

               5.6  Governmental Authorizations; Consents.  No
                    -------------------------------------
          authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than perfection filings required under the UCC or any federal statute governing the Collateral) or consent of any other Person (including, without limitation, any licensor of Intellectual Property or party to any Assigned Agreement) is required either
          (a) for the grant by any Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by any Grantor or (b) for the perfection of or the exercise by Agent of its rights and remedies hereunder (except, with respect to Intellectual Property, for the filings contemplated in Section 5.5).

               5.7  Accounts.  As to each Account, (a) the Account
                    --------
          constitutes the legally, valid and binding obligation of the customer obligated to pay the same and represents an undisputed indebtedness incurred by the named customer; (b) no customer has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against Agent, whether in any proceeding to enforce Agent's rights in the Collateral or otherwise, and there are no set-offs, offsets or counterclaims, genuine or otherwise, against the Account; (c) the Account does not represent a sale to an Affiliate or a consignment, sale or return or a bill and hold transaction; (d) no agreement exists permitting any deduction or discount (other than the discount stated on the invoice); (e) the Grantor which holds such Account is the lawful owner of such Account and has the right to assign the same to Agent, for the benefit of Lenders; (f) the Account is free of all security interests, liens and encumbrances other than those in favor of Agent, on behalf of Lenders, except for Permitted Encumbrances; and (g) the Account is due and payable in accordance with its terms.

               5.8  Intellectual Property.  The Copyrights, Copyright
                    ---------------------
          Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses listed on the respective schedules to the Intellectual Property Assignment constitute all of the Intellectual Property owned by each Grantor.


               5.9  Accurate Information.  All information heretofore,
                    --------------------
          herein or hereafter supplied to Agent by or on behalf of any Grantor with respect to the Collateral is and will be accurate and complete in all material respects, taking into account any amendments to Schedules as a result of any disclosures made by Grantors to Agent after the Closing Date and approved by Agent.

               5.10 Credit Agreement Warranties.  Each representation and
                    ---------------------------
          warranty set forth in Section 5 of the Credit Agreement and in each of the Loan Documents is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as through set forth in their entirety herein.

          SECTION 6.     FURTHER ASSURANCES; COVENANTS
                         -----------------------------

               6.1  Other Documents and Actions.  Each Grantor will, from
                    ---------------------------
          time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder or the rights and remedies of any Lender, with respect to any Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, each Grantor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (b) at any reasonable time, upon reasonable prior notice by Agent (except, upon the occurrence and during the continuance of an Event of Default, at any time and without notice) exhibit the Collateral to allow inspection of the Collateral by Agent or persons designated by Agent, provided that
                                                              --------
          nothing contained herein shall grant to Agent or Lenders rights to obtain appraisals in addition to those provided in Section 4.7
          (H) of the Credit Agreement; and (c) upon Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Agent's security interest in the Collateral.

               6.2  Agent Authorized.  Each Grantor hereby authorizes Agent
                    ----------------
          to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Grantor to the extent permitted by law.

               6.3  Corporate or Name Change.  Each Grantor will notify
                    ------------------------
          Agent promptly in writing not less than thirty (30) days prior to any change in such Grantor's name, identity or corporate structure.

               6.4  Locations.  Each Grantor will keep the Collateral at
                    ---------
          the locations specified on Schedule 2.8 annexed to the Credit Agreement, as such schedule may be amended from time to time. Each Grantor will give Agent thirty (30) days prior written notice of any change in such Grantor's chief place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), each Grantor will execute such documents and take such actions as Agent reasonably deems necessary to perfect and protect the Security Interests.

               6.5  Bailees; Landlords.  If any Collateral is at any time
                    ------------------
          in the possession or control of any warehouseman, bailee or any of any Grantor's agents or processors, Grantors shall, upon the request of Agent, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and instruct such Person to hold all such Collateral for Agent's account subject to Agent's instructions and shall use its best efforts to obtain from each such Person a bailee's letter reasonably satisfactory in form and substance to Agent with respect to such Collateral. If any Collateral is at any time located on premises leased by any Grantor, such Grantor shall, upon the request of Agent, notify the lessor of each such leased premises of the Security Interests created hereby and, to the extent such premises constitute such Grantor's principal place of business or other location where books or records relating to such Grantor's business are maintained, shall use its best efforts to obtain from each such Person a landlord's waiver and consent reasonably satisfactory in form and substance to Agent with respect to such Collateral; provided, however, if Grantor uses its best efforts
                      --------
          to obtain such waivers or consents and fails to so obtain such waivers or consents then such failure shall not be deemed a violation or breach of this Agreement or of any other Loan Document.

               6.6  Instruments.  Each Grantor will deliver and pledge to
                    -----------
          Agent all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent. Each Grantor will mark conspicuously all chattel paper with a legend, in form and substance reasonably satisfactory to Agent, indicating that such chattel paper is subject to the Security Interests. Without limiting the generality of the foregoing, Grantors will mark conspicuously all Assigned Agreements (whether or not constituting chattel paper) with the legend referred to in the preceding sentence.

               6.7  Certificates of Title.  Upon Agent's request, each
                    ---------------------
          Grantor shall promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Grantor shall promptly inform Agent of any material additions to or material deletions from the Equipment and shall not permit any such items to become fixtures to real estate other than real estate described in the Mortgages.

               6.8  Account Covenants.  Except as otherwise provided in
                    -----------------
          this subsection 6.8, each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, at Agent's direction, shall use its best efforts to take) such action as such Grantor or Agent may deem reasonably necessary or advisable to enforce collection of the Accounts; provided, that Agent shall have the right at any time
                    --------
          after the occurrence and during the continuation of an Event of Default to: (a) notify the customers or obligors under any Accounts of the assignment of such Accounts to Agent (on behalf of Lenders) and to direct such customers or obligors to make payment of all amounts due or to become due directly to Agent;
          (b) enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence and during the continuation of an Event of
          Default: (i) all amounts and proceeds (including Instruments) received by any Grantor with respect to the Accounts shall be received in trust for the benefit of Agent (on behalf of Lenders), shall be segregated from other funds of Grantors and shall be forthwith paid over to Agent in the same form as so received (with any necessary endorsement) to be applied in accordance with Section 14; and (ii) no Grantor shall adjust, settle or compromise the amount or payment of any Account, or release wholly or partially any customer or obligor thereof, or allow any credit or discount thereon without the prior consent of Agent.

               6.9  Intellectual Property Covenants.  Grantors shall
                    -------------------------------
          concurrently herewith deliver to Agent the Intellectual Property Assignment and all other documents, instruments and other items as may be necessary for Agent to file such agreement with the United States Copyright Office, United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. Before the Secured Obligations are paid in full, if any Grantor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the respective schedules to the Intellectual Property Assignment, such Grantor shall give to Agent prompt written notice thereof, and shall amend the Intellectual Property Assignment to include any such new Intellectual Property. Each Grantor shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending; (b) make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by such Grantor; (c) preserve and maintain all rights in the Intellectual Property; and (d) use its best efforts to obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any right to file a copyright, patent or trademark application nor shall any Grantor abandon any pending copyright, patent or trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of Agent, which consent shall not be unreasonably withheld. Each Grantor represents and warrants to Agent that the execution, delivery and performance of this Agreement by such Grantor will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith which could reasonably be expected to have a Material Adverse Effect.

               6.10 Equipment Covenants.  Each Grantor shall cause the
                    -------------------
          Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance in all material respects with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are reasonably necessary or desirable to such end.

               6.11 Insurance.  Each Grantor shall maintain insurance with
                    ---------
          respect to the Collateral in accordance with the terms of the Credit Agreement.

               6.12 Taxes and Claims.  Each Grantor will pay promptly when
                    ----------------
          due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies), except to the extent the validity thereof is being contested in good faith by appropriate proceedings and appropriate reserves therefor have been established in accordance with GAAP.

               6.13 Collateral Description.  Each Grantor will furnish to
                    ----------------------
          Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

               6.14 Use of Collateral.  No Grantor will use or permit any
                    -----------------
          Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

               6.15 Records of Collateral.  Each Grantor shall keep full
                    ---------------------
          and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records to indicate Agent's Security Interest in the Collateral, for the benefit of Lenders.

               6.16 Other Information.  Each Grantor will, promptly upon
                    -----------------
          request, provide to Agent all information and evidence Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable Agent to enforce the provisions of this Agreement.

          SECTION 7.     BANK ACCOUNTS; COLLECTION OF ACCOUNTS AND PAYMENTS
                         --------------------------------------------------

               Within thirty (30) days after the Closing Date, Grantors shall establish lockboxes and blocked accounts (collectively, "Blocked Accounts") in Grantors' names with such banks ("Collecting Banks") as are reasonably acceptable to Agent (subject to irrevocable instructions acceptable to Agent as hereinafter set forth and contained in agreements among Agent and the applicable Borrowers and Collecting Banks ("Blocked Account Agreements")) to which accounts Grantors shall directly remit all payments on Accounts and in which Grantors will immediately deposit all payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. The Collecting Banks shall acknowledge and agree, in a manner reasonably satisfactory to Agent, that all payments made to the Blocked Accounts are the sole and exclusive property of Agent, for the benefit of Lenders, and that the Collecting Banks have no right of setoff against the Blocked Accounts, and that all such payments received will be transferred to Grantor until the Collecting Bank receives written direction from Agent, subject to the immediately succeeding paragraph, that all such payments received will be promptly transferred to the Depository Account. Grantors hereby agree that all payments received by Agent, whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Agent, for the benefit of Lenders. Grantors, and any of their Affiliates, employees, agents or other persons acting for or in concert with any Grantor, shall, acting as trustee for Agent, receive, as the sole and exclusive property of Agent, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of any Grantor or any of Grantor's Affiliates, employees, agents or other Persons acting for or in concert with any Grantor, and immediately upon receipt thereof, Grantors or such Persons shall remit the same or cause the same to be remitted, in kind, to the Blocked Accounts.

               Notwithstanding the foregoing, unless an Event of Default has occurred and is continuing, Agent shall not direct the Collecting Banks to transfer payments from the Blocked Accounts to the Depository Account. If an Event of Default shall occur and be continuing, Agent may direct the Collecting Banks to transfer funds from the Blocked Accounts to the Depository Account.

          SECTION 8.     AGENT APPOINTED ATTORNEY-IN-FACT
                         --------------------------------

               Each Grantor hereby irrevocably appoints Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Agent or otherwise, from time to time following the occurrence and during the continuance of an Event of Default, in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation the following:

                    (a) to obtain and adjust insurance required to be paid to Agent;

                    (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

                    (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

                    (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral;

                    (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its sole discretion, and such payments made by Agent to become obligations of Grantors to Agent, due and payable immediately without demand;

                    (f) to do, at Agent's option and at Grantors' expense, at any time or from time to time, all acts or things that Agent reasonably deems necessary to protect and preserve the Collateral;

                    (g) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents (including without limitation financing statements, continuation statements and other documents necessary or advisable to perfect the Security Interests) relating to the Collateral; and

                    (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Grantors' expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Collateral.

          Grantor hereby ratifies and approves all acts of Agent made or taken pursuant to this Section 8. Neither Agent nor any person designated by Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.



          SECTION 9.     TRANSFERS AND OTHER LIENS
                         -------------------------

               Except as otherwise permitted by the Credit Agreement, no Grantor shall:

                    (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that each Grantor may sell (i) Inventory in the ordinary course of business and (ii) other Assets as permitted under the Credit Agreement; or

                    (b) Except for Permitted Encumbrances, directly or indirectly create, incur, assume or permit to exist any Lien, security interest or other charge or encumbrance on or with respect to any of the Collateral or any proceeds, income or profits therefrom.

          SECTION 10.  REMEDIES
                       --------

               If any Event of Default shall have occurred and be continuing, Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (b) withdraw all cash in the Depository Account and apply such monies in payment of the Secured Obligations in the manner provided in Section 14; (c) without notice or demand or legal process, enter upon any premises of any Grantor and take possession of the Collateral; and (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable and apply the proceeds of such sales in payment of the Secured Obligations in the manner provided in Section 14. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent (on behalf of Lenders). Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

          SECTION 11.  LICENSE OF INTELLECTUAL PROPERTY
                       --------------------------------

               Each Grantor hereby assigns, transfers and conveys to Agent, effective upon the occurrence and during the continuation of any Event of Default hereunder, the nonexclusive right and license to use all Intellectual Property owned or used by such Grantor together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to any Grantor by Agent.

          SECTION 12.  ASSIGNED AGREEMENTS
                       -------------------

               If an Event of Default has occurred and is continuing, Grantors hereby irrevocably authorizes and empower Agent to assert, either directly or on behalf of any Grantor, any claims such Grantor may have, from time to time, against any other party to the Assigned Agreements or to otherwise exercise any right or remedy of any Grantor under the Assigned Agreements (including, without limitation, the right to enforce directly against any party to an Assigned Agreement all of such Grantor's rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by such Grantor under the Assigned Agreements).

          SECTION 13.  LIMITATION ON DUTY OF AGENT WITH RESPECT TO
                       -------------------------------------------
          COLLATERAL
          ----------

               Beyond the safe custody thereof, Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

          SECTION 14.  APPLICATION OF PROCEEDS
                       -----------------------

               Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Depository Account shall be applied: first, to all fees, costs
                                               -----
          and expenses incurred by Agent or any Lender with respect to the Credit Agreement, the other Loan Documents or the Collateral including, without limitation, those described in the Credit Agreement and in Section 15 hereof; second, to all fees due and
                                              ------
          owing to Agent or any Lender, third, to accrued and unpaid
                                        -----
          interest on the Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amounts of the Obligations
                    ------
          outstanding; fifth, to any other indebtedness or obligations of
                       -----
          any Grantor owing to Agent or any Lender; and sixth, upon payment
                                                        -----
          in full of all such amounts, remaining surplus, if any, to Grantors.

          SECTION 15.  EXPENSES
                       --------

               Each Grantor shall pay (i) all insurance expenses subject to the terms and provisions of the Credit Agreement, (ii) all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (iii) all reasonable costs, fees and expenses of perfecting and maintaining the Security Interests, (iv) any and all excise, property, sales and use taxes imposed by any state, federal, local or foreign authority on any of the Collateral; provided, however, that no such tax need be paid if such Grantor
          --------  -------
          is contesting same in good faith in a manner which stays enforcement thereof by appropriate proceedings promptly instituted and diligently conducted and if such Grantor has established reserves or other appropriate provisions as shall be required in conformity with GAAP, and (v) all costs, fees and expenses with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If any Grantor fails promptly to pay any portion of the above expenses when due (except for any such expenses referred to in clause (iv) that are being contested in good faith and against which reserves are so established) or to perform any other obligation of such Grantor under this Agreement, Agent or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge Grantors' account for all costs and expenses incurred therefor, and each Grantor agrees to reimburse Agent or such Lender therefor on demand. All sums so paid or incurred by Agent or any other Lender for any of the foregoing, any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Agent or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Collateral.

          SECTION 16.  TERMINATION OF SECURITY INTERESTS; RELEASE OF
                       ---------------------------------------------
          COLLATERAL
          ----------

               Upon payment in full in cash of all Secured Obligations and the termination of all commitments to make loans or to issue Lender Letters of Credit or Risk Participation Agreements, Agent shall release and discharge its Security Interests in the Collateral. Upon such termination of the Security Interests or release of any Collateral, Agent will, at the expense of Grantors, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

          SECTION 17.  NOTICES
                       -------

               Unless otherwise provided specifically herein, all notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement and, with respect to the Grantors, at the address of the Grantors indicated in the notice provision of the Credit Agreement.

          SECTION 18.  WAIVERS, NON-EXCLUSIVE REMEDIES
                       -------------------------------

               No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Credit Agreement, this Agreement or any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any power, privilege or right under the Credit Agreement, this Agreement or any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights contained in this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 19.  SUCCESSORS AND ASSIGNS
                       ----------------------

               This Agreement is for the benefit of Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that none of the Grantors may assign their respective rights or obligations hereunder without the prior written consent of all Lenders. Lenders' rights of assignment are subject to subsection
                                                                 ----------
          9.1 of the Credit Agreement.
          ---

          SECTION 20.  CHANGES IN WRITING
                       ------------------

               No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom, shall in any event be effective without the written concurrence of Agent and Grantors and, to the extent required by the Credit Agreement, Requisite Lenders.

          SECTION 21.  APPLICABLE LAW
                       --------------

               THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          SECTION 22.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS
                       ----------------------------------------------

               EACH GRANTOR AGREES THAT, SUBJECT TO AGENT'S ELECTION, ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, AND EACH GRANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY MESSENGER OR REGISTERED MAIL TO GRANTORS AND, IF BY REGISTERED MAIL, SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FOUR (4) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED, OR AS OTHERWISE PROVIDED BY THE LAWS OF NEW YORK OR THE UNITED STATES.

          SECTION 23.  WAIVER OF JURY TRIAL
                       --------------------

               EACH GRANTOR, AGENT AND EACH LENDER ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. EACH GRANTOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION
                                        ----- --- ----------
          TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR LENDERS.

          SECTION 24.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES
                       ------------------------------------------
          CUMULATIVE
          ----------

               No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 25.  HEADINGS
                       --------

               Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 26.  COUNTERPARTS
                       ------------

               This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.



                               [signature pages follow]

               IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                   LUND INTERNATIONAL HOLDINGS, INC.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   LUND INDUSTRIES, INCORPORATED


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   DEFLECTA-SHIELD CORPORATION


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   BELMOR AUTOTRON CORP.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   DFM CORP.

                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors



                     [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
                        [SIGNATURE PAGE TO SECURITY AGREEMENT]


                                   LUND ACQUISITION CORP.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   BAC ACQUISITION CO.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors



                                   TRAILMASTER PRODUCTS, INC.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors


                                   DELTA III, INC.


                                   By:  /s/ Ira D. Kleinman
                                        ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                            Directors



          ACKNOWLEDGED AND ACCEPTED BY:

          HELLER FINANCIAL, INC.,
            AS AGENT


          By: /s/ Daniel J. Marszalek
            ---------------------------------
          Name: Daniel J. Marszalek
          Title:  Senior Vice President


                        [SIGNATURE PAGE TO SECURITY AGREEMENT]


          STATE OF NEW YORK        )
                                   )  SS
          COUNTY OF NEW YORK       )

               I, Maritza Torres, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Ira D. Kleinman, personally known to me to be the Chairman of the Board of Directors of each of LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, LUND ACQUISITION CORP., a Minnesota corporation, BAC ACQUISITION CO., a Delaware corporation, TRAILMASTER PRODUCTS, INC., a Delaware corporation, and DELTA
          III, INC., a Delaware corporation, the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Chairman of the Board of Directors of each such corporations described in and which executed the foregoing instrument; that said instrument is signed on behalf of each such corporation by order its respective Board of Directors; and that he acknowledged said instrument to be the free act and deed of each such corporations.

               GIVEN under my hand and notarial seal this 24th day of February, 1998.

                                             /s/ Maritza Torres
                                      -------------------------------------
                                                 Notary Public

                                      My commission expires: 9/22/99

                                      -------------------------------------




          STATE OF NEW YORK   )
                              )  SS
          COUNTY OF NEW YORK  )

                    I, Margaret A. DeSanto, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Daniel J. Marszalek, personally known to me to be the Senior Vice President of Heller Financial, Inc., the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the officer of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

                    GIVEN under my hand and notarial seal this 23rd day of February, 1998.


                                              /s/ Margaret A. DeSanto
                                      -------------------------------------
                                                  Notary Public

                                      My commission expires: 12/31/99

                                      -------------------------------------



                                      SCHEDULE I

                                 ASSIGNED AGREEMENTS



                                     SCHEDULE II

              OTHER LIENS, SECURITY INTERESTS AND FINANCING STATEMENTS;
                                  BAILEES; LANDLORDS